UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2015

Hines Real Estate Investment Trust, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

On February 11, 2015, Hines REIT Civica Commons LLC, a wholly-owned subsidiary of Hines REIT Properties, L.P., which is a subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”), acquired Civica Office Commons, a portfolio of two Class A office buildings located in Bellevue, Washington.  The seller, Brickman Civica LLC, is not affiliated with Hines REIT or its affiliates.

This Form 8-K is being filed for the sole purpose of filing certain financial statements and pro forma financial information required by Item 9.01 of Form 8-K. After reasonable inquiry, Hines REIT is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference.

Civica Office Commons at Bellevue, Washington — For the Year Ended December 31, 2014

Independent Auditor’s Report
Statement of Revenues and Certain Operating Expenses
Notes to Statement of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference.

Hines Real Estate Investment Trust, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014

(d) Exhibits -

23.1 Consent of Saville Dodgen & Company PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Real Estate Investment Trust, Inc.

April 17, 2015	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
23.1*	Consent of Saville Dodgen & Company PLLC
* Filed herewith

Report of Independent Auditor

To the Partners of
Hines REIT Properties, LP
Houston, Texas

Report on the Historical Summary

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Civica Office Commons (the “Property”), a portfolio of two Class A office buildings located in Bellevue, Washington for the year ended December 31, 2014, and the related notes to the statement.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Historical Summary, in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 2 to the Historical Summary of the Property for the year ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

Matter of Emphasis

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K of Hines Real Estate Investment Trust, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Saville Dodgen & Company, PLLC

Dallas, Texas
April 17, 2015

CIVICA OFFICE COMMONS
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2014

Revenues:	Year Ended December 31, 2014
Rental revenue	$10,925,152
Other revenue	2,624,378
Total revenues	13,549,530
Certain operating expenses:
Utilities	694,142
Real estate taxes	1,270,668
Repairs and maintenance	314,226
Cleaning services	546,688
Salaries and wages	491,889
Building management services	346,837
Insurance	139,488
Parking garage expenses	293,282
Total certain operating expenses	4,097,220
Revenues in excess of certain operating expenses	$9,452,310

See accompanying notes to statement of revenues and certain operating expenses.

CIVICA OFFICE COMMONS
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2014

(1) Organization

Civica Office Commons (the “Property”) is a portfolio of two Class A office buildings located in Bellevue, Washington that contains 323,562 square feet of rentable area. The Property was acquired by Hines REIT Civica Commons LLC, a subsidiary of Hines Real Estate Investment Trust, Inc. (“Hines REIT”) on February 11, 2015.

(2)  Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and operating expenses of the Property, exclusive of interest expense, depreciation and amortization, management fees, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The Historical Summary and notes thereto for the year ended December 31, 2014 included in this report are audited.  In the opinion of management, all adjustments necessary for a fair presentation of the Historical Summary have been included.  Such adjustments consisted of normal recurring items.

In preparing the accompanying financial statements, Hines REIT evaluated events and transactions that occurred subsequent to December 31, 2014, through the date that the accompanying financial statements were available to be issued on April 17, 2015.

(3) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)  Significant Accounting Policies

(a) Revenue Recognition

The Property’s operations consist of rental revenue earned from tenants under leasing arrangements, which provide for minimum rent, escalations, and charges to the tenants for the real estate taxes and operating expenses.  The leases with the tenants are gross leases and have been accounted for as operating leases.  Rental revenue is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire term of the lease, which resulted in contractual rent in excess of rental revenue of $241,735 for the year ended December 31, 2014.

In addition, the Property is responsible for operating and managing parking structures. These amounts are recorded in other revenue in the Historical Summary.

(b)  Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

CIVICA OFFICE COMMONS
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2014

(5) Rental Revenue

The aggregate annual minimum cash payments to be received on the noncancelable operating leases in effect as of December 31, 2014 are as follows:

Year ending December 31:	Amount
2015	$7,434,510
2016	6,251,944
2017	5,425,778
2018	3,922,540
2019	1,748,565
Thereafter	3,544,911
Total	$28,328,248

Total minimum future rental revenue represents the base rent that the tenants are required to pay under the terms of their leases in effect at December 31, 2014, exclusive of charges for contingent rents, operating expenses and real estate taxes. There were no significant contingent rents for the year ended December 31, 2014.

Of the total rental revenue for the year ended December 31, 2014, 55.0% was earned from tenants in the banking and financial industry and 34.5% was earned from tenants in the technology industry.

* * * * *

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Real Estate Investment Trust, Inc. together with Hines REIT Properties, LP (the “Company”), made the following acquisitions since January 1, 2014:

Property Name	Date of Acquisition	Net Purchase Price
Howard Hughes Center	January 15, 2014	$510.7 million
Civica Office Commons	February 11, 2015	$205.0 million

The unaudited pro forma consolidated balance sheet assumes that the acquisition of Civica Office Commons occurred on December 31, 2014 and the unaudited pro forma consolidated statement of operations assumes that all acquisitions described above occurred on January 1, 2014.

In management’s opinion, all adjustments necessary to reflect the effects of these acquisitions have been made. The unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of the period presented, nor does it purport to represent the results of operations for future periods.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of December 31, 2014
(In thousands, except per share amounts)

	December 31, 2014	Adjustments for Civica Office Commons		Pro Forma
ASSETS
Investment property, net	$1,634,658	$181,798	(a)	$1,816,456
Investment in unconsolidated entities	187,668	—		187,668
Cash and cash equivalents	56,821	(1,610)	(d)	55,211
Restricted cash	3,049	—		3,049
Distribution receivables	7,199	—		7,199
Tenant and other receivables	45,851	—		45,851
Intangible lease assets, net	145,688	26,230	(a)	171,918
Deferred leasing costs, net	126,772	—		126,772
Deferred financing costs, net	3,476	120	(d)	3,596
Other assets	17,810	(15,000)	(e)	2,810
Total assets	$2,228,992	$191,538		$2,420,530
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$64,534	$31	(b)	$64,565
Due to affiliates	4,694	410	(c)	5,104
Intangible lease liabilities, net	28,762	3,000	(a)	31,762
Other liabilities	14,799	—		14,799
Interest rate swap contracts	34,393	—		34,393
Participation interest liability	108,911	—		108,911
Distributions payable	15,403	—		15,403
Notes payable	867,658	188,538	(d)	1,056,196
Total liabilities	1,139,154	191,979		1,331,133

Commitments and Contingencies	—	—		—

Equity:
Stockholders’ equity:
Preferred shares, $.001 par value; 500,000 preferred shares authorized, none issued or outstanding as of December 31, 2014	—	—		—
Common shares, $.001 par value; 1,500,000 common shares authorized, 225,207 common shares issued and outstanding as of December 31, 2014	225	—		225
Additional paid-in capital	1,072,754	—		1,072,754
Retained earnings (deficit)	17,649	(441)	(b) (c)	17,208
Accumulated other comprehensive income (loss)	(790)	—		(790)
Total stockholders’ equity	1,089,838	(441)		1,089,397
Noncontrolling interests	—	—		—
Total equity	1,089,838	(441)		1,089,397
Total liabilities and equity	$2,228,992	$191,538		$2,420,530

See notes to unaudited pro forma consolidated balance sheet and notes to unaudited pro forma consolidated financial statements.

 Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2014

Adjustments

(a)
To record the pro forma effect of the Company’s acquisition of Civica Office Commons, assuming it had occurred on December 31, 2014. Investment property and intangible lease assets were recorded at fair value. Pro forma adjustments related to these amounts are preliminary and subject to change.

(b)	To record the pro forma effect of the Company’s acquisition expenses related to the acquisition of Civica Office Commons.

(c)
To record the pro forma effect of the Company’s 1.0% acquisition fee related to the acquisition of Civica Office Commons. In connection with this acquisition, the Company was obligated to pay approximately $2.1 million of acquisition fees to the Company’s Advisor, Hines Advisors Limited Partnership, half of which was payable in cash and half of which was payable as an increase to the profits interest in Hines REIT Properties, L.P. (the “Participation Interest”) held by HALP Associates Limited Partnership, an affiliate of the Advisor. These affiliates agreed to waive $0.6 million of the cash acquisition fee and all of the $1.0 million acquisition fee payable related to the Participation Interest.

(d)
The acquisition of Civica Office Commons was funded using proceeds received from asset sales in 2014 and proceeds from the Company’s acquisition credit agreement with JPMorgan Chase Bank, N.A., which established a $158.5 million unsecured revolver loan facility and a $30.0 million secured term loan facility (the “Bridge Credit Agreement”), into which it entered simultaneously with the acquisition of Civica Office Commons. See Note 17 — Subsequent Events in the Company’s Form 10-K for the year ended December 31, 2014 for additional information regarding the Bridge Credit Agreement.

(e)
The Company funded a deposit totaling $15.0 million during the year ended December 31, 2014 related to the acquisition of Civica Office Commons which was recorded in other assets in the consolidated balance sheet.

HINES REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014
(In thousands, except per share amounts)

	Year Ended December 31, 2014	Other Adjustments		Adjustments for the Civica Office Commons acquisition		Pro Forma
Revenues:
Rental revenue	$219,435	$1,752	(e)	$10,164	(a)	$231,351
Other revenue	16,588	278	(e)	2,624	(a)	19,490
Total revenues	236,023	2,030		12,788		250,841
Expenses:
Property operating expenses	69,372	548	(e)	2,827	(a)	72,747
Real property taxes	31,713	266	(e)	1,271	(a)	33,250
Property management fees	5,943	55	(e)	339	(a)	6,337
Depreciation and amortization	95,827	1,666	(e)	10,319	(a)	107,812
Acquisition related expenses	375	(375)	(c)	—		—
Asset management and acquisition fees	37,042	113	(d)	—		37,155
General and administrative	6,950			—		6,950
Impairment losses	3,314			—		3,314
Total expenses	250,536	2,273		14,756		267,565
Operating income (loss)	(14,513)	(243)		(1,968)		(16,724)
Other income (expenses):
Gain (loss) on derivative instruments, net	33,258			—		33,258
Gain (loss) on settlement of derivative instruments	(12,334)			—		(12,334)
Gain (loss) on sale or dissolution of unconsolidated joint venture	13,381			—		13,381
Equity in earnings (losses) of unconsolidated entities, net	56,936			—		56,936
Gain (loss) on sale of real estate investments	18,525					18,525
Interest expense	(47,352)			(3,476)	(b)	(50,828)
Interest income	655			—		655
Income (loss) from continuing operations before benefit (provision) for income taxes	48,556	(243)		(5,444)		42,869
Benefit (provision) for income taxes	(310)			—		(310)
Income (loss) from continuing operations	48,246	(243)		(5,444)		42,559
Income (loss) from discontinued operations, net of taxes	(347)	—		—		(347)
Net income (loss)	47,899	(243)		(5,444)		42,212
Less: Net (income) loss attributable to noncontrolling interests	(299)	—		—		(299)
Net income (loss) attributable to common stockholders	$47,600	$(243)		$(5,444)		$41,913
Basic and diluted income (loss) per common share	$0.21	—		—		$0.19
Distributions declared per common share	0.27	—		—		0.27
Weighted average number common shares outstanding	226,412	—		—		226,412

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Year Ended December 31, 2014

(a)
To record the pro forma effect of the Company’s acquisition of Civica Office Commons based on its historical results of operations assuming that the acquisition had occurred on January 1, 2014. Depreciation and amortization were calculated based on the fair values of the investment property and intangible lease assets and liabilities, which are preliminary and subject to change.

(b)
To record the pro forma effect of interest expense on borrowings of $158.5 million under the Company's unsecured revolver loan facility and $30.0 million under the Company's Bridge Credit Agreement related to the acquisition of Civica Office Commons, assuming that the borrowings were outstanding as of January 1, 2014. The interest rate on each borrowing was 1.78% as of the date of acquisition. Amount also includes the amortization of $0.1 million related to deferred financing fees capitalized as a result of the borrowing.

(c)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to (a) above.

(d)
To record the pro forma effect of the Company’s 1.5% asset management fee payable to the Advisor for services related to managing, operating, directing and supervising the operations and administration of the Company and its assets assuming the transaction in (a) above had occurred on January 1, 2014. This fee is payable in an amount equal to 0.0625% of the net equity capital the Company has invested in real estate investments as of the end of each month.

(e)	To record the pro forma effect of the Howard Hughes Center acquisition.

Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2014

(1)  Investment Properties Acquired After January 1, 2014

Howard Hughes Center

On January 15, 2014, a subsidiary of the Company acquired Howard Hughes Center, a portfolio of five Class A office buildings and an athletic club located in Los Angeles, California. Howard Hughes Center consists of 1,355,641 square feet of rentable area and is 89% leased. The net purchase price for Howard Hughes Center was $510.7 million, exclusive of transaction costs and working capital reserves.

Civica Office Commons

On February 11, 2015, a subsidiary of the Company acquired Civica Office Commons, a portfolio of two Class A office buildings located in Bellevue, Washington. The Civica Office Commons consists of 323,562 square feet of rentable area and is 89% leased. The net purchase price for the Civica Office Commons was $205.0 million, exclusive of transaction costs and working capital reserves.

The unaudited pro forma consolidated balance sheet assumes that Civica Office Commons acquisition occurred on December 31, 2014 and the unaudited pro forma consolidated statement of operations assumes that all transactions described above occurred on January 1, 2014.